SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):  October 24, 1996

                         FIRST SOUTH AFRICA CORP., LTD.
--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)


                                     BERMUDA
--------------------------------------------------------------------------------
                 (state or other jurisdiction of incorporation)


         0-27494                                             N/A
------------------------------          ----------------------------------------
 (Commission file number)                     (IRS employer identification no.)


             Clarendon House, Church Street, Hamilton HM CX, Bermuda
--------------------------------------------------------------------------------
                (address of principal executive offices)   (zip code)


Registrant's telephone number, including area code:  (441) 295-1422


                                 Not Applicable
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          (a)       Financial Statements of Business Acquired

                    Provided herein on pages F-1 to F-14 are the following financial statements of Astoria Bakery CC ("ABCC") and Astoria Bakery Lesotho (Proprietary) Limited ("ABL"):

                    (i)       Unaudited Combined Balance Sheet at June 30, 1996;

                    (ii) Unaudited Combined Statements of Income for the four months ended June 30, 1996 and 1995;

                    (iii) Unaudited Combined Statements of Cash Flows for the four Months ended June 30, 1996 and 1995;

                    (iv)      Notes   to  the   Unaudited   Combined   Financial
                              Statements for the four months ended June 30, 1996 and 1995;

                    (v)       Audited  Combined  Balance  Sheet at February  29,
                              1996;

                    (vi) Audited Combined Statements of Income for the years ended February 29, 1996 and February 28, 1995;

                    (vii) Audited Combined Statements of Cash Flows for the years ended February 29, 1996 and February 28, 1995;

                    (viii)    Audited   Combined   Statements   of   Changes  in
                              Stockholders'   Investment  for  the  years  ended
                              February 29, 1996 and February 28, 1995; and

                    (ix) Notes to the Audited Combined Financial Statements for the years ended February 29, 1996 and February 28, 1995.

          (b)       Pro Forma Financial Information

                    Provided herein on pages F-15 to F-17 are the following pro forma consolidated financial statements for First South Africa Corp., Ltd., ABCC and ABL:

                    (i) Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1996;

                    (ii) Unaudited Pro Forma Consolidated Statement of Income for the year ended June 30, 1996; and

                    (iii) Notes to Unaudited Pro Forma Balance Sheet and Statement of Income for the year ended June 30, 1996.

          (c)       Exhibits

                    Exhibit
                    Number    Description
                    ------    -----------

                    2.1* Sale of Business Agreement between Astoria Bakery CC, Wolfgang Burre, Astoria Bakery (Proprietary) Limited, First South African Holdings (Proprietary) Limited and First South Africa Corp., Ltd.

                    2.2 Amended Sale of Business Agreement between Astoria Bakery CC, Wolfgang Burre, Astoria Bakery (Proprietary) Limited, First South African Holdings (Proprietary) Limited and First South Africa Corp., Ltd.





--------
* The document was filed as an exhibit to the original Form 8-K.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST SOUTH AFRICA CORP., LTD.


                                           By: __________________________
                                                Clive Kabatznik
                                                President

Date: March __, 1997

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIRST SOUTH AFRICA CORP., LTD.


                                             By: /s/ Clive Kabatznik
                                                 --------------------------
                                                 Clive Kabatznik
                                                 President

Date:  March __, 1997

                                       -3-

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                UNAUDITED COMBINED BALANCE SHEET AT JUNE 30, 1996
--------------------------------------------------------------------------------

                                                                        June 30,
                                                                          1996
                                                                            $
                              ASSETS
Current assets
     Cash on hand                                                       282 614
     Receivables                                                        429 518
     Allowances for bad debts                                                 -
                                                                     ----------
                                                                        429 518
Inventories (note 2)                                                    151 418
Prepaid expenses and other current assets                                70 193
                                                                     ----------
     Total current assets                                               933 743
Property, plant and equipment                                         2 665 807
Less : Accumulated depreciation                                      (1 144 250)
                                                                     ----------
                                                                      1 521 557
Goodwill                                                                  5 191
Loans to stockholders                                                   116 027
                                                                     ----------
                                                                      2 576 518
              LIABILITIES AND STOCKHOLDERS' INVESTMENT               ==========

Current liabilities
     Bank overdraft payable                                             435 822
     Trade accounts payable                                             543 449
     Other provisions and accruals                                      546 054
     Income taxes payable                                                48 751
                                                                     ----------
     Total current liabilities                                        1 574 076
Long term debt                                                          294 155
Loans from stockholders                                                       -
                                                                     ----------
Total liabilities                                                     1 868 231
Stockholders' investment
     Capital stock
      Astoria Bakery:      Members' contribution                             96
      Astoria Bakery       Common stock, M1 par value -
      Lesotho:             authorised 1 000 shares, issued 100
                           shares in 1996 and 1995                           32
     Retained earnings                                                  881 502
     Foreign currency translation adjustments                          (173 343)
                                                                     ----------
                                                                      2 576 518
                                                                     ==========

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                     UNAUDITED COMBINED STATEMENTS OF INCOME
                FOR THE FOUR MONTHS ENDED JUNE 30, 1996 AND 1995
--------------------------------------------------------------------------------




                                                      June 30,         June 30,
                                                       1996             1995
                                                        $                 $
Revenues                                            2 085 260         2 337 179
                                                    ---------         ---------
Operating expenses
     Cost of sales                                    927 450         1 038 098
     Selling, general and administrative costs        967 165         1 178 696
                                                    ---------         ---------
                                                    1 894 615         2 216 794
                                                    ---------         ---------
Operating income                                      190 645           120 385
Other income                                           16 074            15 420
Interest expenses                                     (10 748)          (16 183)
                                                    ---------         ---------
Income before income taxes                            195 971           119 622
Provision for taxes on income                         (22 850)           (4 120)
                                                    ---------         ---------
Net income                                            173 121           115 502
Retained earnings at beginning of the period          708 381           640 569
                                                    ---------         ---------
Retained earnings at end of period                    881 502           756 071
                                                    =========         =========

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                   UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
                FOR THE FOUR MONTHS ENDED JUNE 30, 1996 AND 1995
--------------------------------------------------------------------------------




                                                         For            For
                                                       June 30,       June 30,
                                                         1996           1995
                                                          $              $
Cash flows from operating activities:
     Net income                                        173 121        115 502
     Adjustments to reconcile net income
     to cash provided by
     operating activities:
     Depreciation                                      137 942        139 739
     Effect of changes in assets and liabilities       467 205        137 873
                                                       -------        -------
     Net cash provided by operating activities         778 268        393 114
                                                       -------        -------
Cash flows from investing activities:
     Net additions to fixed assets                    (726 062)      (481 668)
                                                       -------        -------
Cash flows from financing activities:
     Net borrowings/(repayments) in bank
       overdraft                                       231 907       (222 978)
     Net proceeds of long term debt                     86 682         37 371
     Net (repayments)/borrowings in loans from
       stockholders                                   (256 433)       285 602
     Net repayments in short term debt                 (40 138)       (55 375)
                                                       -------        -------
     Net cash provided by financing activities          22 018        (44 620)
                                                       -------        -------
Effect of exchange rate changes on cash                (28 399)        (2 828)
Net increase/(decrease) in cash on hand                 45 825        (46 762)
Cash on hand at beginning of period                    236 789        317 081
                                                       -------        -------
Cash on hand at end of period                          282 614        270 319
                                                       =======        =======

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

              NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                 FOR THE FOR MONTHS ENDED JUNE 30, 1996 AND 1995
--------------------------------------------------------------------------------



1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Unaudited Interim Financial Statements

           The accompanying unaudited combined financial statements of the company have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with Article 10 Regulation S-X. Accordingly they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited interim combined financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of the company at June 30, 1996 and the results of operations and cash flows for the periods presented.

           Results for interim periods are not necessarily indicative of results to be expected for the full year.

           These financial statements should be read in conjunction with the financial statements and notes included in the Form 10-K for the period ended June 30, 1996.


2          INVENTORY

           Inventory for the period ended June 30, consists of the following:


                                                              June 30,
                                                               1996
                                                                $
                 Ingredients and work in progress             132 585
                 Packaging                                     12 976
                 Fuel                                           5 857
                                                              -------
                                                              151 418
                                                              =======

3          CONTINGENT LIABILITIES

           South African secondary tax on companies at 12.5 percent is payable on all future dividend declarations.


4          EVENTS SUBSEQUENT TO JUNE 30, 1996

           Subsequent to June 30, 1996 an agreement was reached to dispose of 100 percent of the equity of Astoria Bakery Lesotho (Proprietary) Limited and the business of Astoria Bakery CC to First South African Holdings (Proprietary) Limited, a subsidiary of First South Africa Corp., Ltd, an entity under common control.

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

               AUDITED COMBINED BALANCE SHEET AT FEBRUARY 29, 1996
--------------------------------------------------------------------------------




                                                              February 29,
                                                                  1996
                                                                    $
                       ASSETS
Current assets
  Cash on hand                                                   236 789
  Receivables                                                    521 932
  Allowances for bad debts                                             -
                                                               ---------
                                                                 521 932
  Inventories                                                    186 788
  Prepaid expenses and other current assets                       38 333
                                                               ---------
           Total current assets                                  983 842
Property, plant and equipment                                  2 204 614
Less : Accumulated depreciation                               (1 140 113)
                                                               ---------
                                                               1 064 501
Goodwill                                                           5 871
                                                               ---------
                                                               2 054 214
                                                               =========
        LIABILITIES AND STOCKHOLDERS' INVESTMENT
Current liabilities
  Bank overdraft                                                 234 108
  Current portion of long term debt                               44 786
  Trade accounts payable                                         720 525
  Other provisions and accruals                                   26 476
  Income taxes payable                                            29 637
                                                               ---------
           Total current liabilities                           1 055 532
Long term debt                                                   235 940
Loans from stockholders                                          154 911
                                                               ---------
           Total liabilities                                   1 446 383
Stockholders' investment
  Capital stock
    Astoria Bakery CC:       Members' contributions                   96
    Astoria Bakery Lesotho
    (Proprietary) Limited:   Common stock, M1 par
                             value -authorised
                             100 000 shares, issued
                             100 shares in 1996,
                             1995 and 1994                            32
Retained earnings                                                708 381
Foreign currency translation adjustments                        (100 678)
                                                               ---------
                                                               2 054 214
                                                               =========

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                      AUDITED COMBINED STATEMENTS OF INCOME
           FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995
--------------------------------------------------------------------------------




                                                  February 29,     February 28,
                                                     1996              1995
                                                      $                  $
Revenues                                          7 200 784         6 315 976
                                                  ---------         ---------
Operating expenses
  Cost of sales                                   3 679 122         3 177 357
  Selling, general and administrative costs       3 471 915         2 972 818
                                                  ---------         ---------
                                                  7 151 037         6 150 175
                                                  ---------         ---------
Operating income                                     49 747           165 801
Other income                                         69 448            38 354
Interest expense                                    (42 951)          (63 163)
                                                  ---------           -------
Income before income taxes                           76 244           140 992
Provision for taxes on income                        (8 432)          (28 029)
                                                  ---------           -------
Net income                                           67 812           112 963
Retained earnings at beginning of year              640 569           527 606
                                                  ---------           -------
Retained earnings at end of year                    708 381           640 569
                                                  =========           =======

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                AUDITED COMBINED STATEMENTS OF CASH FLOWS FOR THE
               YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995
--------------------------------------------------------------------------------




                                                          For           For
                                                      February 29,  February 28,
                                                         1996           1995
                                                           $              $
Cash flows from operating activities:
   Net income                                            67 812        112 963
   Adjustments to reconcile net income to cash
     provided by operating activities:
   Depreciation                                         157 861        137 502
   Net gain on sale of assets                           (13 233)        (5 950)
   Effect of changes in assets and liabilities          229 033       (153 866)
                                                       --------       --------
         Net cash provided by operating activities      441 473         90 649
Cash flows from investing activities:                  --------       --------
   Net additions to fixed assets                       (639 494)      (171 684)
                                                       --------       --------
Cash flows from financing activities:
   Net (repayments)/borrowings in bank overdraft       (419 532)        11 411
   Net proceeds/(repayments) of long term debt          188 468        (20 979)
   Net borrowings in loans from stockholders            372 387        387 870
   Net (repayments)/borrowings in short term debt        (8 068)         5 543
                                                       --------       --------
   Net cash provided by financing activities            133 255        383 845
                                                       --------       --------
Effect of exchange rate changes on cash                 (15 526)        (4 137)
                                                       --------       --------
Net (decrease)/increase in cash on hand                 (80 292)       298 673
Cash on hand at beginning of year                       317 081         18 408
                                                       --------       --------
                                                        236 789        317 081
                                                       ========       ========

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

                    AUDITED COMBINED STATEMENTS OF CHANGES IN
                  STOCKHOLDERS' INVESTMENT FOR THE YEARS ENDED
                     FEBRUARY 29, 1996 AND FEBRUARY 28, 1995
--------------------------------------------------------------------------------




                                                         Capital stock
                                     Capital stock       Astoria Bakery                       Foreign currency
                                        Astoria           Lesotho (Pty)        Retained          translation
                                       Bakery CC               Ltd             earnings          adjustments           Total
                                           $                    $                 $                   $                  $
Balance at February 28, 1994              96                   32              527 606             (44 602)           483 132
Net income                                 -                    -              112 963                   -            112 963
Translation adjustment                     -                    -                    -             (19 704)           (19 704)
                                          --                                                       -------            -------
Balance at February 28, 1995              96                   32              640 569             (64 306)           576 391
Net income                                 -                                    67 812                   -             67 812
Translation adjustment                     -                    -                    -             (36 372)           (36 372)
                                          --                   --              -------             -------            -------
Balance at February 29, 1996              96                   32              708 381            (100 678)           607 831
                                          ==                   ==              =======             =======            =======


                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

           FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995
--------------------------------------------------------------------------------




1          BUSINESS AND FORMATION OF THE COMPANIES

           Astoria Bakery CC and Astoria Bakery Lesotho (Proprietary) Limited ("the Companies") were registered in February 1992 and March 1979 respectively, and both conduct the business of industrial bakers.

2          SUMMARY OF ACCOUNTING POLICIES

           The financial statements have been prepared in conformity with Generally Accepted Accounting practice in the United States of America, on the historical cost basis and incorporate the following significant accounting policies:

           Foreign currency translation

           The functional currency is that of South African Rands. Accordingly the following rates of exchange have been used for translation purposes:

           o Assets and liabilities are translated to United States Dollars using the exchange rates at the balance sheet date.

           o Common stock is translated to United States Dollars using the historical exchange rates at the dates of issuance.

           o Revenues, expenses, gains and losses are translated to United States Dollars using weighted average exchange rates during the year.

           The resultant translation  adjustments are reported in the components
           of   stockholders'   investment   designated  as  "Foreign   currency
           translation adjustments."

           Foreign assets and liabilities

           Transactions in foreign currencies arise as a result of plant, equipment and raw materials purchased from foreign countries.

           Transactions in foreign currencies are accounted for at the rates ruling at the transaction dates. Exchange gains and losses are charged to the income statement during the period in which they occur. Foreign assets and liabilities of the Companies which are not denominated in South African Rands are converted into South African Rands at the exchange rates ruling at the financial year end or the rates of forward cover purchased. Forward cover is purchased to hedge the currency exposure on foreign liabilities.

           Inventories

           Inventories are valued at the lower of cost and net realisable value. Cost is determined on the following basis:

           o Raw materials and consumable stores are valued at cost using the FIFO formula.

           o         Work in progress  and  finished  goods are valued at direct
                     raw   material   cost  plus   labour   costs  and   related
                     manufacturing overhead expenses.

           o Redundant and slow-moving inventory is identified and written down with regard to its estimated economic or realisable value.

           Property, plant and equipment

           Improvements to leasehold property, plant, machinery, vehicles, equipment and furniture and fittings are depreciated on the straight line basis so that the cost of the assets is written off over their estimated useful lives.

           The following periods are considered appropriate:


                                                                      Period
                                                                       Years
                                                                       -----
                 Improvements to leasehold properties                     10
                 Plant, machinery and equipment                       3 -  5
                 Vehicles                                                  5
                 Furniture and fittings                               7 - 10

           Intangible assets

           Goodwill represents the excess of the cost of acquisition over the fair values of the net identifiable assets acquired when the entity was formed. Goodwill is recognised as an asset in the balance sheet.

           Gross revenue

           Gross revenue comprises the gross invoiced value of sales in respect of trading operations, before discounts, and excludes value added taxation. The company recognises revenue on the accrual basis upon delivery of the products to the customers.

           Income taxes

           Income tax expenses is based on reported earnings before income taxes. Deferred income taxes represent the impact of temporary differences between the amounts of assets and liabilities recognised for financial reporting purposes and such amounts recognised for tax purposes. Deferred taxation is provided on the comprehensive basis and is measured by applying currently enacted tax laws. No provision for deferred tax has been raised as the amounts recognised for financial reporting purposes approximate those recognised for tax purposes.

           Fair value of financial instruments

           As at the end of February 1996 the carrying value of accounts receivable and accounts payable approximate their fair value.

3          INVENTORIES

           Inventories for the year ended February 29, consist of the following:

                                                                 February 29,
                                                                     1996
                                                                       $
                   Ingredients and work in progress                163 556
                   Packaging                                        16 007
                   Fuel                                              7 225
                                                                  --------
                                                                   186 788
                                                                  ========

4          PROPERTY, PLANT AND EQUIPMENT

           Property, plant and equipment consists of the following:


                                                    Accumulated     Net book
                                        Cost        depreciation      value
                                     February 29,   February 29,   February 29,
                                        1996            1996           1996
                                          $              $               $
Leasehold improvements                 107 426       (26 252)         81 174
Plant, machinery and       - owned   1 243 783      (645 816)        597 967
equipment                  - leased     30 078       (24 063)          6 015

Vehicles                   - owned     601 666      (341 703)        259 963
                           - leased     66 396       (37 881)         28 515
Furniture and fittings                 155 265       (64 398)         90 867
                                     ---------     ---------       ---------
                                     2 204 614    (1 140 113)      1 064 501
                                     =========     =========       =========
Depreciation                                                         157 861
                                                                   =========

Certain plant and equipment is encumbered as security for liabilities of the Companies (refer note 7).


5          LONG TERM DEBT

                                                                                                        February 29,
                                                                                                            1996
                                                                                                              $
           Findevco (Proprietary) Limited - Instalment sale agreements                                    207 346
               Payable monthly at an effective rate of interest of 17,56% per annum
           Nedbank instalment sale agreements                                                              15 013
               Payable in 36 monthly instalments of R1,596.18, payable from 1 March
               1996 until 1 February 1999 with an effective interest rate of 18,5% per annum
           Finance lease liabilities                                                                       58 367
               Payable monthly at effective interest rates varying from 16,44% to 22,25% per annum        -------
                                                                                                          280 726
           Less : current portion                                                                         (44 786)
                                                                                                          -------
               Total long term debt                                                                       235 940
                                                                                                          =======
           The Findevco  loan is secured by a first  mortgage bond over land and buildings of a fellow close corporation.

           The instalment sale agreements are secured over certain assets having a book value of $34 530.

6          LOANS FROM STOCKHOLDERS

                                                                                                        February 29,
                                                                                                            1996
                                                                                                              $
           Loans from stockholders                                                                         154 911
                                                                                                           =======

           These loans are classified as long term. They do not bear interest and have no fixed repayment date.

7          OPERATING LEASES

           Astoria Bakery CC and Astoria Bakery Lesotho (Proprietary) Limited lease factory buildings and equipment under operating leases. These leases expire over the next five years.

           In most cases, management expects that in the normal course of business, the leases will be renewed or replaced by other leases.

           The following schedule shows the composition of total rental expense for all operating leases except those with a term of one month or less:


                                             February 29,        February 28,
                                                1996                1995
                                                  $                   $
               Minimum rentals                 257 123             254 859
                                               =======             =======

8          OTHER INCOME

           Other income includes, interest received, profits on disposal of assets, rental income and discounts received.

9          INTEREST EXPENSE


                                             February 29,        February 28,
                                                1996                1995
                                                  $                   $
               Current bank account            42 951              63 163
                                               ======              ======

10         INCOME TAXES

           Income  taxes  are  accounted   for  under   Statement  of  Financial
           Accounting Standards No. 109 "Accounting for Income Tax" ("SFAS 109"), an asset and liability method. SFAS requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax bases and financial reporting bases of the Company's assets and liabilities. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carry forwards, to the extent realisation of such benefit is more likely than not.

           The provision for income taxes charged to continuing operations was as follows:


                                             February 29         February 28,
                                                1996                1995
                                                  $                   $
           Current
                South African                  8 432               28 029
                                               -----               ------
                      Total current taxes      8 432               28 029
                                               -----
           Deferred
                South African                      -                    -
                                               -----               ------
                      Total deferred taxes         -                    -
                                               -----               ------
           Provision for taxes on income       8 432               28 029
                                               =====               ======

           The provision for taxes on income differs from the amount of income tax determined by applying the applicable South African statutory income tax rate to pre-tax income from continuing operations as a result of the following differences:

                                                  February 29,    February 28,
                                                      1996            1995
                                                       %               %
       South African statutory tax rate               35,0           35,0
       Capital gains/disallowable expenditure         (4,0)           0,1
       Prior year underprovision                         -            4,4
       Timing differences not provided for           (17,6)          (5,5)
       Utilisation of operating loss carry forwards   12,4              -
       Foreign tax rate differential                 (14,7)         (14,1)
                                                      ----           ----
       Effective tax rate                             11,1           19,9
                                                      ====           ====

11         CASH FLOWS

           The changes in assets and liabilities consist of the following:


                                                   February 29,    February 28,
                                                       1996            1995
                                                        $                $
       Increase in receivables                       (44 379)        (157 686)
       Increase in inventories                       (75 412)         (19 968)
       Decrease/(increase) in prepaid expenses and
       other current assets                           79 615          (83 157)
       Increase in trade accounts payable            261 625           85 640
       Increase in other provisions and accruals       7 796            8 607
       (Decrease)/increase in income taxes payable      (212)          12 697
                                                     -------          -------
                                                     229 033         (153 866)
                                                     =======          =======
       Supplemental disclosures of cash flow
       information:
       Interest paid                                  42 951           63 163
                                                      ======          =======
       Income taxes paid                               8 644           15 332
                                                      ======          =======

12         EMPLOYMENT BENEFITS

           The majority of permanent salaried and waged staff belong to the Astoria Bakery Pension Fund, which is underwritten by Southern Life Assurance. The retirement fund is a defined contribution plan, and by nature of this fund there can be no unfunded obligation or responsibility of the employer.

           The Companies participate in medical aid schemes which provide medical cover for employees on an annual basis. Neither the Companies nor the medical aid are liable for post retirement medical costs. The Companies have no liability for employees' medical costs in excess of the contributions to the medical fund.

           Amounts contributed by the Companies to the funds and charged to pension costs and medical aid costs were as follows:


                                                  February 29,   February 28,
                                                     1996            1995
                                                       $               $
Pension costs                                      63 833           51 825
                                                   ======           ======
Medical aid contributions                          40 997           34 677
                                                   ======           ======

13         CONTINGENT LIABILITIES

           South African secondary tax on companies at 12.5 percent is payable on all future dividends declared.

14         EVENTS SUBSEQUENT TO FEBRUARY 29, 1996

           Subsequent to the year end, an agreement was reached to sell 100% of the equity of Astoria Bakery Lesotho (Proprietary) Limited and the business of Astoria Bakery CC to First South African Holdings (Proprietary) Limited, a subsidiary of First South Africa Corp., Ltd, an entity under common control.

                          FIRST SOUTH AFRICA CORP., LTD

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)
--------------------------------------------------------------------------------





                                                                         Combined Astoria
                                                                           Bakery CC and
                                                      Consolidated         Astoria Bakery
                                                         Company         Lesotho (Pty) Ltd        Pro Forma           Pro Forma
                                                      June 30, 1996        June 30, 1996         Adjustments         Consolidated
                                                            $                   $                    $                     $
                                                                   ASSETS
Current assets
    Cash on hand                                       4 682 035              282 614           (2 766 196)            2 198 453
    Receivables                                        5 833 542              429 518                     -            6 263 060
    Allowances for bad debts                            (402 333)                   -                     -     1       (402 333)
                                                      ----------           ----------           -----------           ----------
                                                       5 431 209              429 518                     -            5 860 727
    Inventories                                        2 510 868              151 418                     -            2 662 286
    Prepaid expenses and other current assets            451 551               70 193                     -              521 744
                                                      ----------           ----------           -----------           ----------
         Total current assets                         13 075 663              933 743            (2 766 196)          11 243 210
Property, plant and equipment                          9 000 334            2 665 807            (1 144 250)    3     10 521 891
Less : Accumulated depreciation                       (2 119 912)          (1 144 250)            1 144 250     3     (2 119 912)
                                                      ----------           ----------           -----------           ----------
                                                       6 880 422            1 521 557                     -            8 401 979
Goodwill                                                 408 541                5 191                     -              413 732
Investments and other intangibles                      3 166 818                    -             2 988 144            6 154 962
Loans to stockholders                                          -              116 027                     -              116 027
Deferred income taxes                                     73 550                    -                     -     1         73 550
                                                      ----------           ----------           -----------           ----------
                                                      23 604 994            2 576 518               221 948           26 403 460
                                                      ==========           ==========           ===========           ==========

                                                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Bank overdraft payable                               745 724              435 822                     -            1 181 546
    Current portion of long term debt                  2 101 799                    -                     -            2 101 799
    Trade accounts payable                             2 162 257              543 449                     -            2 705 706
    Other provisions and accruals                      1 923 371              546 054                     -            2 469 425
    Income taxes payable                               1 518 095               48 751                     -            1 566 846
                                                      ----------            ---------               -------           ----------
         Total current liabilities                     8 451 246            1 574 076                     -           10 025 322
Long term debt                                         2 361 372              294 155                     -            2 655 527
                                                      ----------
Total liabilities                                     10 812 618            1 868 231                     -           12 680 849
Stockholders' investment
     Capital stock                                        41 701                  128                    58      1        41 887
     Capital in excess of par                         18 518 986                    -               930 049      1    19 449 035
     Retained earnings                                (3 887 407)             881 502              (881 502)     1    (3 887 407)
     Foreign currency translation adjustments         (1 888 211)            (173 343)              173 343      1    (1 888 211)
     Income restricted as to distribution                  7 307                    -                     -                7 307
                                                      ----------            ---------               -------           ----------
                                                      23 604 994            2 576 518               221 948           26 403 460
                                                      ==========            =========               =======           ==========

                          FIRST SOUTH AFRICA CORP., LTD

                      PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
--------------------------------------------------------------------------------




                                                                Combined Astoria
                                                                 Bakery CC and
                                              Consolidated       Astoria Bakery
                                                 Company       Lesotho (Pty) Ltd
                                               Year ended          Year ended        Pro Forma         Pro Forma
                                              June 30, 1996      June 30, 1996      Adjustments       Consolidated
                                                    $                  $                 $                 $
Revenues                                       14 911 097          6 944 595                 -        21 855 692
                                               ----------          ---------          --------        ----------
Operating expenses
  Cost of sales                                 8 385 511          3 542 258                 -        11 927 769
  Selling, general and administrative costs     5 134 431          3 257 253           119 526         8 511 210
  Non cash compensation charge                  6 314 000                  -                 -     2   6 314 000
                                               ----------          ---------          --------        ----------
                                               19 833 942          6 799 511           119 526        26 752 979
                                               ----------          ---------          --------        ----------
Operating (loss)/income                        (4 922 845)           145 084          (119 526)       (4 897 287)
Other income                                      539 636             69 207                 -           608 843
Interest expense                                 (865 733)           (37 440)                -          (903 173)
                                               ----------            -------          --------        ----------
(Loss)/income before income taxes              (5 248 942)           176 851          (119 526)       (5 191 617)
Provision for taxes on income                    (488 618)           (29 435)           41 834     2    (476 219)
                                               ----------            -------          --------        ----------
Net (loss)/income                              (5 737 560)           147 416           (77 692)       (5 667 836)
                                               ==========            =======          ========        ==========
Weighted average number of shares
outstanding at June 30, 1996 (note 4)                                                                  2 079 510
Net loss per share                                                                                         (2.73)

                              ASTORIA BAKERY CC AND
                  ASTORIA BAKERY LESOTHO (PROPRIETARY) LIMITED

            NOTES TO PRO FORMA BALANCE SHEET AND STATEMENT OF INCOME
                                   (unaudited)
--------------------------------------------------------------------------------


 1.    Reflects the acquisition of Astoria Bakery CC and Astoria Bakery Lesotho (Proprietary)
       Limited.
       The purchase price and adjustments arising as a result of the acquisition are as follows:                     $
       186,047 shares of FSAH class B stock issued to Astoria Bakery CC and Astoria Bakery
       Lesotho (Proprietary) Limited shareholders at $5,00 each, the fair market value of the
       shares at the date of the agreement                                                                     930 235
       Cash portion of purchase consideration                                                                2 766 196
                                                                                                             ---------
       Total purchase price                                                                                  3 696 431
       Common stockholders' equity at June 30, 1996
             Capital stock                                                                                        (128)
             Retained earnings                                                                                (881 502)
             Foreign currency translation adjustments                                                          173 343
                                                                                                             ---------
       Intellectual property rights acquired                                                                 2 988 144
                                                                                                             =========
       Additional second, third and fourth instalments are payable, of which the third and fourth instalments are contingent on pre-tax profits of the business combination as follows:
       Second instalment
             The US dollar equivalent of R8 million
       Third instalment
             4 times pre tax profit  for the year  ending  June 30,  1998 multiplied by 25 percent less the US dollar equivalent of R3 million
       Fourth instalment
             4 times pre tax profit  for the year  ending  June 30,  1999 multiplied by 25 percent less the third instalment
       The third and fourth instalments will be paid as follows:
             40 percent of the purchase  price  determined by the formula above  will be  settled  in FSAH class B stock 60 percent of the purchase  price  determined by the above formula will be settled by a cash consideration
       Included in the  purchase  consideration  above is an amount of $1
       386 161 which will be offset against the instalments  above before any additional amounts are paid, this is due to a minimum purchase price payable in terms of the agreement.

  2.   Amortisation of other intangibles which represent rights to intangible knowledge acquired from the selling stockholders.  Amortised over a twenty five year period.
       Other intangibles                                                                                     2 988 144
       Amortisation charge for the year ended June 30, 1996                                                    119 526
                                                                                                               =======
       Taxation effect of amortisation at 35%, the South African statutory tax rate for the year
       ended June 30, 1996                                                                                      41 834
                                                                                                                ======
  3.   Revaluation of property, plant and equipment to estimated fair values.  Based on preliminary assessments, property, plant and equipment values are not significantly in excess of net book value

  4.   Calculation of weighted  average  number of shares  outstanding at
       June 30, 1996 The weighted average number of shares outstanding at
       June 30, 1996 has been  adjusted  to take into  account the shares issued as part of the purchase  consideration of Astoria Bakery CC and Astoria Bakery Lesotho (Proprietary) Limited
       Weighted average number of shares per the 10K, June 30, 1996                                          1 893 463
       FSAH class B stock issued as part of the consideration for Astoria Bakery CC and
       Astoria Bakery Lesotho (Proprietary) Limited                                                            186 047
                                                                                                             ---------
                                                                                                             2 079 510
                                                                                                             =========